                      DEAN WITTER SHORT - TERM BOND FUND

                  SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                               WITH FEE WAIVER

                                APRIL 30, 1997




                              6
YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period




                                                          6
YIELD = 2 { [ ((233,059.82 - 0) /4,474,746.855 X 9.50) +1] -1}

                                          =      6.67%

                      DEAN WITTER SHORT - TERM BOND FUND

                  SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                              WITHOUT FEE WAIVER

                                APRIL 30, 1997




                              6
YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period




                                                                 6
YIELD = 2 { [ ((233,059.82-41,113.02) / 4,474,746.855 x 9.50) +1] -1}

                                          =      5.48%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           DEAN WITTER SHORT-TERM BOND FUND




(A)  AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)

                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              t -       |/\  n|         EV         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|


                         EV
              TR =      ----      - 1
                         P



              t  = AVERAGE ANNUAL COMPOUND RETURN
              n  = NUMBER OF YEARS
              EV = ENDING VALUE
              P  = INITIAL INVESTMENT
              TR = TOTAL RETURN



                              (B)                               (A)
  $1,000      EV AS OF       TOTAL          NUMBER OF      AVERAGE ANNUAL
INVESTED - P    30-Apr-97    RETURN - TR    YEARS - n      COMPOUND RETURN - t
------------  -----------    -----------    -------------  -------------------
  30-Apr-96     $1,058.80          5.88%             1.00        5.00%

  10-Jan-94     $1,168.60         16.68%           3.3018        4.78%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARDIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              tb -      |/\  n|        EVb         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|


              tb = AVERAGE ANNUAL COMPOUND RETURN
                   (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
               n = NUMBER OF YEARS
             EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                   ASSUMED BY FUND MANAGER)
               P = INITIAL INVESTMENT


                                                 (C)
  $1,000      EVb AS OF       NUMBER OF      AVERAGE ANNUAL
INVESTED - P    30-Apr-97    YEARS - n      COMPOUND RETURN - t
------------  -----------    -------------  -------------------
   30-Apr-96    $1,062.10             1.00                5.21%
   10-Jan-94    $1,131.00           3.3018                3.80%


(C)      GROWTH OF $10,000
(D)      GROWTH OF $50,000
(E)      GROWTH OF $100,000

FORMULA: G = (TR-1) * P
         G = GROWTH OF INITIAL INVESTMENT
         P = INITIAL INVESTMENT
         TR = TOTAL RETURN SINCE INCEPTION



$10,000       TOTAL          (C) GROWTH OF            (D) GROWTH OF            (E)GROWTH OF
INVESTED - P  RETURN - TR    $10,000 INVESTMENT - G   $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
------------  -----------    ----------------------   ---------------------    -----------------------
   10-Jan-94       16.66          $11,888                           $58,330           $116,000

